                        WFS FINANCIAL 1997-B OWNER TRUST
                           Distribution Date Statement
              for Master Service Report Date of September 30, 1997
                    for Distribution Date of October 20, 1997


===================================================================================================================================
                               BEGINNING                                PRIOR   CURRENT                    REMAINING         TOTAL
                 ORIGINAL    OUTSTANDING                ACCELERATED PRINCIPAL PRINCIPAL                  OUTSTANDING      PRINCIPAL
                PRINCIPAL      PRINCIPAL     PRINCIPAL    PRINCIPAL CARRYOVER CARRYOVER     PRINCIPAL      PRINCIPAL   AND INTEREST
 CLASSES          BALANCE        BALANCE DISTRIBUTABLE      PORTION SHORTFALL SHORTFALL  DISTRIBUTION        BALANCE   DISTRIBUTION
===================================================================================================================================
  A-1       73,000,000.00  73,000,000.00 69,362,650.06 3,637,349.94      0.00      0.00 73,000,000.00          (0.00) 74,638,302.50

  A-2      245,000,000.00 245,000,000.00          0.00   117,219.58      0.00      0.00    117,219.58 244,882,780.42   5,840,351.52

  A-3      100,000,000.00 100,000,000.00          0.00         0.00      0.00      0.00          0.00 100,000,000.00   2,432,500.00

  A-4      113,000,000.00 113,000,000.00          0.00         0.00      0.00      0.00          0.00 113,000,000.00   2,792,355.55

Certificate 59,000,000.00  59,000,000.00          0.00         0.00      0.00      0.00          0.00  59,000,000.00   1,492,126.39










===================================================================================================================================

   TOTAL   590,000,000.00 590,000,000.00 69,362,650.06 3,754,569.52      0.00      0.00 73,117,219.58 516,882,780.42  87,195,635.96

===================================================================================================================================

==================================================================================    =============================================
                                                 PRIOR     CURRENT
                                              INTEREST    INTEREST                                DEFICIENCY                 POLICY
    NOTE         INTEREST     CALCULATED     CARRYOVER   CARRYOVER       INTEREST                      CLAIM                  CLAIM
 CLASSES             RATE       INTEREST     SHORTFALL   SHORTFALL   DISTRIBUTION                     AMOUNT                 AMOUNT
==================================================================================    =============================================
  A-1               5.73%   1,638,302.50          0.00        0.00   1,638,302.50                       0.00                   0.00

  A-2               6.05%   5,723,131.94          0.00        0.00   5,723,131.94                       0.00                   0.00

  A-3               6.30%   2,432,500.00          0.00        0.00   2,432,500.00                       0.00                   0.00

  A-4               6.40%   2,792,355.55          0.00        0.00   2,792,355.55                       0.00                   0.00

Certificate         6.55%   1,492,126.39          0.00        0.00   1,492,126.39                       0.00                   0.00




                                                                                      =============================================

                                                                                                        0.00                   0.00

                                                                                      =============================================

                                                                                      =============================================

                                                                                               Note Percentage              100.00%

==================================================================================
                                                                                            Certificate Percentage            0.00%
 TOTAL                     14,078,416.38          0.00        0.00  14,078,416.38

==================================================================================    =============================================

                        WFS FINANCIAL 1997-B OWNER TRUST
                           Distribution Date Statement
              for Master Service Report Date of September 30, 1997
                    for Distribution Date of October 20, 1997



=========================================================================================================================


    COLLECTIONS
                                                                                                       DOLLARS
    Payments received                                                                                       91,115,231.94

       Plus:
            Servicer Advances                                                                2,794,206.34
            Reimbursement of holds                                                             755,051.58
                                                                                            -------------
                                                                                                             3,549,257.92
       Less:
            Reimbursement Advances
            Funds deposited in Holds Account                                                (1,023,630.36)
                                                                                            (1,575,150.97)
                                                                                            -------------
                                                                                                            (2,598,781.33)
                                                                                                            -------------

    Total Funds Available for Distribution                                                                  92,065,708.53
                                                                                                            =============


    DISTRIBUTIONS

       Servicing Fee                                                                         1,877,285.00
       Trustee and Other Fees                                                                  304,254.00
       Other Miscellaneous Payments                                                            245,040.28
                                                                                            -------------
                                                                                                            2,426,579.28

       Note Interest Distributable Amount - Class A-1                        1,638,302.50
       Note Interest Distributable Amount - Class A-2                        5,723,131.94
       Note Interest Distributable Amount - Class A-3                        2,432,500.00
       Note Interest Distributable Amount - Class A-4                        2,792,355.55
                                                                            -------------

           Total Note Interest Distributable Amount                         12,586,289.99

       Certificate Interest Distributable Amount                             1,492,126.39
                                                                            -------------

    Total Interest Distribution                                                             14,078,416.38


       Note Principal Distributable Amount - Class A-1 thru A-3             73,117,219.58

       Note Principal Distributable Amount - Class A-4                               0.00

       Certificate Principal Distributable Amount                                    0.00
                                                                            -------------

    Total Principal Distribution                                                            73,117,219.58
                                                                                            -------------

    Total Principal and Interest Distribution                                                               87,195,635.96

       Spread Account Deposit                                                                                2,443,493.29


    Total Distributions                                                                                     92,065,708.53
                                                                                                            =============


=========================================================================================================================

                        WFS FINANCIAL 1997-B OWNER TRUST
                           Distribution Date Statement
              for Master Service Report Date of September 30, 1997
                    for Distribution Date of October 20, 1997


=========================================================================================================================


    PORTFOLIO DATA:
                                                                         # of loans
          Beginning Security Balance                                            52,254                     590,000,000.00

            Less: Scheduled Principal Balance                                        0      30,235,605.59
                  Accelerated Principal Portion                                      0       3,754,569.52
                  Full Prepayments                                               3,388      34,131,204.95
                  Partial Prepayments                                                0               0.00
                  Liquidations                                                     491       4,995,839.52
                                                                                            -------------
                                                                                                            73,117,219.58
                                                                                                           --------------
          Ending Security Balance                                               48,375                     516,882,780.42

    OTHER RELATED INFORMATION:


    Modified Accounts:
       Principal Balance                                                                             0.00%           0.00
       Scheduled Balance                                                                             0.00%           0.00

    Servicer Advances
       Beginning Unreimbursed Advances:                                                              0.00
       New Advances                                                                          2,794,206.34
       Advances Reimbursed                                                                  (1,023,630.36)
                                                                                            -------------
       Ending Unreimbursed Advances:                                                                         1,770,575.98

    Holding Account:
       Beginning Balance                                                                             0.00
       Funds Deposited                                                                       1,575,150.97
       Withdrawal to Collection Account                                                       (755,051.58)
                                                                                            -------------
       Ending Balance                                                                                          820,099.39

    Net Charge-Off Data:                                                 # of loans
       Charge-Offs                                                                 461       2,235,287.52
       Recoveries                                                                  141         273,376.52
                                                                                            -------------
       Net Charge-Offs                                                             320                       1,961,911.00

    Delinquencies (P&I):                                                 # of loans
          30-59 Days                                                               466       4,687,906.69
          60-89 Days                                                               165       1,868,825.86
          90-119 Days                                                               58         610,303.60
          120-149 Days                                                               0               0.00
          150 days and over                                                          0               0.00


    Repossessions                                                                  142         932,788.73

    Contracts Repurchased (pursuant to Sect. 3.02, 4.07, or 9.01 of
      the Sale and Servicing Agreement)                                              0                               0.00

    Charge-Off Percentage                                                                                            2.47%
    Delinquency Percentage                                                                                           0.45%

    WAC                                                                                                           15.4193%
    WAM                                                                                                            53.255
=========================================================================================================================

                        WFS FINANCIAL 1997-B OWNER TRUST
                          Distribution Date Statement
              for Master Service Report Date of September 30, 1997
                   for Distribution Date of October 20, 1997


=====================================================================================================================
    SPREAD ACCOUNT

       Funded Amount:

            Beginning Balance                                                               17,700,000.00
            Deposits                                                                         2,443,493.29
            Reductions                                                                               0.00
                                                                                            -------------
            Ending Balance                                                                                  20,143,493.29



       Overcollateralization Amount:

            Beginning Balance                                                                        0.00
            Additions                                                                        3,754,569.52
                                                                                            -------------
            Ending Balance                                                                   3,754,569.52

            Current Holding Account Balance                                                    820,099.39

            Total Overcollateralization Amount                                                               4,574,668.91


       Total Spread Account                                                                                 24,718,162.20





       Spread Account Initial Deposit:

            Beginning Balance                                                               17,700,000.00
            Repayments                                                                               0.00
                                                                                            -------------
            Ending Balance                                                                                  17,700,000.00

=========================================================================================================================

================================================================================

                        WFS FINANCIAL 1997-B OWNER TRUST
                              Officer's Certificate
              for Master Service Report Date of September 30, 1997
                    for Distribution Date of October 20, 1997


================================================================================



            Detailed Reporting

                   See Schedule F




            WFS Financial Inc, as Master Servicer, certifies that all computations presented reflect accurate information as of September 30, 1997 and were performed in conformity with the Sale and Servicing Agreement dated June 1, 1997.







                                       /s/ LEE A. WHATCOTT
                                       ----------------------------------------
                                       Lee A. Whatcott
                                       Executive Vice President
                                       Chief Financial Officer




                                       /s/ MARK OLSON
                                       ----------------------------------------
                                       Mark Olson
                                       Senior Vice President
                                       Controller




================================================================================